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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the Act), I, Mark M. Jacobs, Executive Vice President and Chief Financial Officer of Reliant Resources, Inc. (the Company), hereby certify, to the best of my knowledge:

   (a) the Company's Annual Report on Form 10-K for the annual period ended December 31, 2003 (the Report), fully complies with the requirements of
         Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 8, 2004                                      /s/ Mark M. Jacobs
                                                         ------------------
                                                           Mark M. Jacobs
                                                    Executive Vice President and
                                                       Chief Financial Officer